ASSETS HELD FOR SALE / LIABILITIES HELD FOR SALE (Tables)	12 Months Ended
Dec. 31, 2019
ASSETS HELD FOR SALE / LIABILITIES HELD FOR SALE
Schedule of major classes of assets and liabilities held for sale

	December 31,
	2018	2019
	RMB’000	RMB'000	US$’000
Cash and cash equivalents	1	—	—
Prepaid expenses and other current assets	15,478	15,478	2,224
Amounts due from the Company	737	—	—
Property and equipment	550,225	318,143	45,698
Land use right, net	14,909	8,646	1,242
Assets held for sale	581,350	342,267	49,164
Accrued expenses and other current liabilities	5,293	4,684	673
Amounts due to the Company	2,698	447	64
Liabilities held for sale	7,991	5,131	737

Schedule of operating results of the disposal group

	For the years ended December 31,
	2017	2018	2019
	RMB’000	RMB’000	RMB’000	US$’000

Net revenue	—	—	—	—
Loss before income taxes	(3,000)	(3,654)	(5,682)	(816)